UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
______________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 14, 2018

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)
Delaware	1-03480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Century Avenue P.O. Box 5650 Bismarck, North Dakota 58506-5650 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code: (701) 530-1000
______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2018 Long-Term Incentive Awards
Revised Performance Share Award Agreement
On February 14, 2018, the Compensation Committee (the "Committee") approved a revised Performance Share Award Agreement (the “Performance Share Agreement”) to be used for awards of performance shares under the Long-Term Performance-Based Incentive Plan (the "LTIP"). The form of Agreement is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Revisions to the Performance Share Agreement include revised performance measures (the "Performance Measures") for determining payout percentages of performance share awards. The Committee added as Performance Measures the Company's compound annual growth rate in earnings from continuing operations ("Earnings Growth Rate"), and the Company's compound annual growth rate in earnings from continuing operations before interest, taxes, depreciation, depletion and amortization ("EBITDA Growth Rate"), for the performance period, each weighted at 25%, in addition to the Performance Measure based on total shareholder return ("TSR") ranking relative to the Company's peer group as used in prior years which will be weighted at 50% rather than 100% as was done previously. The Performance Share Agreement also includes a revised peer group for determining TSR. No changes were made to the percentile ranking used for determining the TSR Performance Measure. The Performance Measures are measured over a three-year period. Payout percentages for each of the Performance Measures can range from 0 to 200 percent. The total payout percentage for the performance share awards is the sum of the payout percentages for each Performance Measure multiplied by the weighting percentage for the measure.
Payout percentages for results between the stated performance levels will be determined by linear interpolation.
2018 Performance Share Awards
On February 14, 2018, the Committee established 2018 long-term incentive award opportunities in the form of performance shares with dividend equivalents for the named executive officers (NEOs) and other eligible employees of the Company. The Board approved the award opportunities at its meeting on February 15, 2018.
The 2018 long-term incentive award opportunities for the NEOs are set forth in the 2018 Performance Share Award Opportunity Chart, which is filed as Exhibit 10.2 and incorporated herein by reference.

2018 Restricted Stock Unit Awards
Restricted Stock Unit Award Agreement
On February 14, 2018, the Committee approved a Restricted Stock Unit Award Agreement (the “Restricted Stock Unit Agreement”) to be used for awards of restricted stock units ("RSUs") under the LTIP. The form of Restricted Stock Unit Agreement is filed as Exhibit 10.3 hereto and incorporated herein by reference.
The Restricted Stock Unit Agreement provides for awards of RSUs which, when vested, will entitle the recipient to receive one share of common stock of the Company and dividend equivalents. Vesting will occur on December 31, 2020, provided the recipient remains employed by the Company and/or an affiliate and subject to the other provisions of the Restricted Stock Unit Agreement and the LTIP.
2018 Restricted Stock Unit Awards
On February 14, 2018, the Committee awarded 11,419 RSUs to each of Messrs. David C. Barney and Jeffrey S. Thiede. The Board approved the award opportunities at its meeting on February 15, 2018.

ITEM 9.01    Financial Statements and Exhibits

(d)	Exhibits.
10.1	Form of Performance Share Award Agreement under the Long-Term Performance-Based Incentive Plan
10.2	MDU Resources Group, Inc. 2017 Performance Share Award Opportunity Chart
10.3	Form of Restricted Stock Unit Agreement under the Long-Term Performance-Based Incentive Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 21, 2018.

MDU RESOURCES GROUP, INC.

By:	/s/ Daniel S. Kuntz
Daniel S. Kuntz Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Form of Performance Share Award Agreement under the Long-Term Performance-Based Incentive Plan
10.2	MDU Resources Group, Inc. 2017 Performance Share Award Opportunity Chart
10.3	Form of Restricted Stock Unit Agreement under the Long-Term Performance-Based Incentive Plan